UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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AVERY DENNISON CORPORATION

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Proxy Season Stockholder Engagement Spring 2024

Safe Harbor Statement Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and financial or other business targets, are subject to certain risks and uncertainties, which could cause our actual results to differ materially from the expected results, performance or achievements expressed or implied by such forward-looking statements. We believe that the most significant risk factors that could affect our financial performance in the near term include: (i) the impacts to underlying demand for our products from global economic conditions, political uncertainty, and changes in environmental standards and governmental regulations; (ii) competitors’ actions, including pricing, expansion in key markets, and product offerings; (iii) the cost and availability of raw materials; (iv) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a significant loss of volume; (v) foreign currency fluctuations; and (vi) the execution and integration of acquisitions. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but are not limited to, risks and uncertainties relating to the following: International Operations – worldwide economic, social, political and market conditions; changes in political conditions, including those related to China, the Russia-Ukraine war, the Israel-Hamas war and related hostilities in the Middle East; fluctuations in foreign currency exchange rates; and other risks associated with international operations, including in emerging markets Our Business – fluctuations in demand affecting sales to customers; fluctuations in the cost and availability of raw materials and energy; changes in our markets due to competitive conditions, technological developments, laws and regulations, tariffs and customer preferences; increasing environmental standards; the impact of competitive products and pricing; execution and integration of acquisitions; selling prices; customer and supplier concentrations or consolidations; financial condition of distributors; outsourced manufacturers; product and service quality; restructuring and other productivity actions; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; successful implementation of new manufacturing technologies and installation of manufacturing equipment; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; collection of receivables from customers; our sustainability and governance practices; and epidemics, pandemics or other outbreaks of illness Information Technology – disruptions in information technology systems, cyber attacks or other security breaches; and successful installation of new or upgraded information technology systems Income Taxes – fluctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; retention of tax incentives; outcome of tax audits; and the realization of deferred tax assets Human Capital – recruitment and retention of employees and collective labor arrangements Our Indebtedness – credit risks; our ability to obtain adequate financing arrangements and maintain access to capital; fluctuations in interest rates; volatility in financial markets; and compliance with our debt covenants Ownership of Our Stock – potential significant variability of our stock price and amounts of future dividends and share repurchases Legal and Regulatory Matters – protection and infringement of intellectual property; impact of legal and regulatory proceedings, including with respect to environmental, compliance and anti-corruption, environmental, health and safety, and trade compliance Other Financial Matters – fluctuations in pension costs and goodwill impairment For a more detailed discussion of these factors, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2023 Form 10-K, filed with the Securities and Exchange Commission on February 21, 2024. The forward-looking statements included in this document are made only as of its filing date, and we assume no duty to update these statements to reflect new, changed or unanticipated events or circumstances, other than as may be required by law.

Highlights ~35K Employees 50+ Countries with operations $17.4B Market cap(1) $8.4B 2023 Net sales (1) As of March 21, 2024. Our Company at a Glance We are a global materials science and digital identification solutions company that provides a wide range of branding and information solutions that optimize labor and supply chain efficiency, reduce waste, advance sustainability, circularity and transparency, and better connect brands and consumers Business fundamentals provide competitive advantages Exposed to diverse and growing end markets, with catalysts for long-term growth Industry leaders in our primary businesses, with strength in scale and innovation Enabled by a clear set of strategies that have been key to our success over the long term across a wide range of business cycles Uniquely positioned to connect the physical and digital to help address some of the most complex problems facing the industries we serve Materials Group 2023 Net sales of $5.8B Solutions Group 2023 Net sales of $2.6B Pressure-sensitive materials Label materials Graphic and reflective materials Functional bonding materials (e.g., tapes) RFID solutions Branded tag and embellishment solutions Data management and identification solutions Pricing and productivity solutions Our Businesses 2023 Sales by Product Materials Group Solutions Group

New Leadership Following Thoughtful Succession Process Effective September 2023, Deon Stander transitioned from President & COO to President & CEO, with Mitch Butier assuming the role of Executive Chairman after serving as CEO for 7+ years Deon Stander President & CEO As former President & COO, responsible for our global business operations; previously led enterprise-wide Sustainability Council Proven track record, including leading the transformation of our Solutions business and helping accelerate growth in Intelligent Labels Mitch Butier Executive Chairman During his tenure as CEO, our company delivered superior performance while creating even greater future potential, accelerated growth and expanded margins, and advanced our sustainability priorities Succession Planning & Leadership Development Our Board has a well-established CEO succession planning process that is part of its broader ongoing leadership succession planning Talent and Compensation Committee (Compensation Committee) conducts regular senior executive succession planning, with our Board conducting leadership succession planning at all of its meetings during the first half of 2023 Compensation Committee oversees our talent management program to assist with identifying and developing our future leaders We maintain a robust performance review process and progress leadership development plans for our top talent, while also providing development opportunities to our employees more broadly Senior management reports to the Compensation Committee on leadership at executive levels by identifying high-potential talent, cultivating the skills and capabilities to allow identified individuals to become our future leaders, and ensuring that they have appropriate development plans in place to progress them toward roles with greater responsibility As part of our succession process, Mitch Butier: Progressed the CEO succession strategy, identifying ready-now successors over multiple time horizons Mentored Deon Stander during his time as President & COO, and provided development opportunities to key leaders within each segment Refined and executed development plans for leadership, promoting a senior leader to serve as Solutions Group President and advancing Company Leadership Team complementarity Having evaluated his attributes, experiences and strengths as a leader during multiple discussions over the preceding 18-24 months, our Board determined that Mr. Stander, who has served in a number of leadership roles across the globe with increasing responsibility and impact during his 20-year career with our company, was the right individual to lead our company into the future

Balanced Composition of Director Nominees[1] Drives Robust Independent Oversight

Our Board oversees, counsels and ensures management is serving the best interests of our company, with a view toward maximizing the performance of our businesses and delivering long-term value for our investors

✓ **80% independent** ✓ **Regular Board refreshment and succession planning** ✓ **Robust Lead Independent Director role**



Mitch Butier, Executive Chairman

Former CEO, Avery Dennison

Primary Responsibilities *(in addition to customary Chairman duties)*

- Provide **Board's collective input on company strategies** to CEO
- Engage with CEO on **value-enhancing strategic opportunities**, as well as other key relationships and strategic alliances
- Support CEO and Company Leadership Team in **expanding and deepening relationships with key stakeholders**
- Participate in certain **Advisory Councils**
- **Mentor CEO**, acting as principal liaison between him and Board members



Patrick Siewert, Lead Independent Director

Retired Managing Director & Partner, The Carlyle Group

Primary Responsibilities

- **Preside over executive sessions of independent directors** and Board meetings where Executive Chairman is not present
- **Approve Board meeting agendas, schedules and other information sent to our Board**
- **Call meetings of independent directors**
- **Consult and meet with stockholders**



Andres Lopez
President & CEO
O-I Glass



Bradley Alford
Retired Chairman & CEO
Nestlé USA



Deon Stander
President & CEO
Avery Dennison



Francesca Reverberi
SVP, CSO & Head of Engineered Materials
Trinseo



Ken Hicks
Executive Chairman
Academy Sports + Outdoors



Maria Fernanda Mejia
Retired CEO, International
Newell Brands



Martha Sullivan
Retired President & CEO
Sensata Technologies



William Wagner
Retired President & CEO
GoTo Group

(1) In February 2024, Julia Stewart notified our Board of her intention not to stand for reelection at the Annual Meeting. As a result, her membership on our Board will end on the date of the Annual Meeting.

Spring 2024 Proxy Season Stockholder Engagement 5

Director Nominee Skills, Qualifications, and Demographic Backgrounds

As part of its ongoing director succession planning process, the Governance Committee regularly discusses and reports to our Board on the skills, qualifications and demographic backgrounds desirable for our Board to best serve our company's needs

As part of this process, the Governance Committee initiated a **search for new directors with retail/consumer packaged goods or finance expertise**, which led to the appointment of Maria Fernanda Mejia to our Board in February 2024. The search for an independent director with finance expertise continues and is expected to conclude in the coming months.

	A. Lopez	B. Alford	D. Stander	F. Reverberi	K. Hicks	M. F. Mejia	M. Sullivan	M. Butier	P. Siewert	W. Wagner
Initial Criteria										
Independent[1]	✓	✓		✓	✓	✓	✓		✓	✓
Public Company Leadership Exp.[2]	✓		✓		✓		✓	✓		✓
Public Company Board Exp.[3]		✓			✓	✓			✓	✓
Industry Experience										
Digital/Technology			● (black)		● (grey)		● (black)	● (black)		● (red)
Retail		● (grey)	● (grey)		● (red)	● (grey)		● (grey)	● (grey)	
Consumer Goods		● (red)			● (black)	● (red)			● (red)	● (black)
Packaging	● (red)	● (black)	● (red)	● (grey)	● (black)	● (black)		● (red)	● (grey)	
Materials Science	● (black)		● (black)	● (red)			● (black)	● (black)	● (black)	
Industrial Goods	● (black)		● (black)	● (black)			● (red)	● (black)	● (black)	
Functional Experience										
Finance	● (black)	● (black)	● (black)	● (grey)	● (black)	● (grey)	● (black)	● (red)	● (red)	● (black)
Marketing	● (black)	● (red)	● (black)	● (black)	● (red)	● (red)	● (black)	● (black)	● (black)	● (red)
M&A	● (black)	● (black)	● (black)		● (black)	● (grey)	● (black)	● (black)	● (red)	● (black)
Environmental Sustainability	● (red)		● (red)	● (red)	● (black)	● (black)	● (black)	● (red)	● (grey)	
Cybersecurity	● (black)		● (black)		● (black)		● (black)	● (black)	● (grey)	● (red)
Science/Engineering/R&D	● (black)	● (black)	● (black)	● (red)		● (black)	● (red)	● (black)	● (black)	● (black)

● (red) **Technical Expertise:** Direct management experience or subject matter expertise during professional career.
● (black) **Supervisory Experience:** Supervisory management experience during professional career.
● (grey) Substantial Knowledge: Knowledge from serving on board of another U.S. public company and/or gained from investment banking or private equity experience.

(1) Determined by our Board as independent under NYSE listing standards.
(2) Service as U.S. public company CEO, COO and/or CFO.
(3) Prior or concurrent service on another U.S. public company board excluding companies at which individual served or serves as CEO, COO and/or CFO.

Director Nominee Demographics


Tenure
Avg.
8 Years
<1-4
5-10
11-14
15+
Diversity
50%
Diverse
30% Women*
30% From Other Underrepresented Communities*
Age
Avg.
61 Years
50-59
60-69
70+

* One director included in both categories

Spring 2024 Proxy Season Stockholder Engagement
AVERY DENNISON 6

In connection with Deon Stander’s election to President & CEO, the Compensation Committee re-established his compensation and approved a special promotion grant of stock options with a target grant date fair value of approximately $3 million, 50% of which will vest on each of the third and fourth anniversaries of the grant date, in each case subject to his continued service CEO Compensation Overview The Compensation Committee establishes our CEO’s Total Direct Compensation (TDC) to incent strong operational and financial company performance and superior stockholder value creation and advance our near- and long-term strategic priorities Annual Long-Term 87% Performance-Based 100% Financial Performance 50% Relative TSR(1) 50% Cumulative EVA(2) Three-year cliff vesting Relative TSR payout capped at 100% if absolute TSR is negative 100% Financial Performance 100% Absolute TSR(3) Vest ratably over four-years based on one-, two-, three-, and four-year performance periods Average 2.5-year performance period 100% Financial Performance 60% Adjusted EPS 20% Adjusted Sales Growth 20% Adjusted Free Cash Flow Individual performance modifier based on achievement against predetermined strategic and sustainability objectives (generally capped at 100%) Annual fixed-cash compensation generally set around market median Performance Units (PUs) (35%) Market-Leveraged Stock Units (MSUs) (35%) Annual Incentive Plan (AIP) Award (17%) Base Salary (13%) Elements of Annualized Target TDC CEO Compensation Mix 13% Base 17% Annual 70% Long-Term 87% Performance-Based (1) Relative TSR compares our TSR to the TSR of companies in a peer group satisfying certain objective criteria described in the Compensation Discussion and Analysis section of our 2024 proxy statement (2) Economic Value Added (EVA) is a measure of financial performance calculated by deducting the economic cost associated with the use of capital (weighted average cost of capital multiplied by average invested capital) from after-tax operating profit (3) Absolute TSR measures the return that we provided our stockholders, including stock price appreciation and dividends paid (assuming reinvestment of dividends)

Stockholder Engagement Our Board oversees our stockholder engagement program to maintain regular and thoughtful engagement to directly obtain investor feedback, continue to strengthen our relationships with key investors, and gather perspectives on our sustainability and governance profile to identify potential improvement opportunities 2023 Engagement Overview Based on percentage of shares outstanding, contacted 65% and engaged with 40% of investors Engaged with every stockholder who requested a meeting or accepted our invitation to meet, and our Lead Independent Director led the majority of our off-season engagements Topics discussed included: Leadership transition and executive succession planning process Board composition, refreshment and diversity Board leadership structure Stockholder rights profile, including the right to call special meetings of stockholders Sustainability efforts and disclosures, including progress against our 2025 and 2030 sustainability goals, efforts to reduce Scope 3 GHG emissions; efforts toward aligning with TCFD requirements, and our net zero ambition Off-Season Engagement Contact top 35 investors to seek meetings with our Lead Independent Director and management to discuss our strategies, Board, executive compensation, sustainability and governance Proxy Season Engagement Offer meetings to top 35 investors with independent members of Board and/or management to discuss items being brought before stockholder vote; discuss preliminary vote results with Board Robust and Ongoing Stockholder Engagement Board/Committee Discussions Report on process, results and feedback from engagement to senior management and Board; consider whether any program changes are advisable and reflect feedback in next year’s proxy materials In February 2024, giving consideration to the feedback we received from investors during our 2023 engagements, our Board approved, subject to stockholder approval at the Annual Meeting, a Certificate of Amendment to our Amended and Restated Articles of Incorporation to provide that stockholders holding 25% of our outstanding common stock have the right to request that we call special meetings of stockholders

Commitment to Strong Governance Our corporate governance program is informed by stockholder feedback and facilitates our Board's independent oversight of our company, and our executive compensation program aligns with our long-term financial goals and business strategies Stockholder Rights Market-standard proxy access No supermajority voting requirements No poison pill No exclusive forum or fee-shifting bylaws If approved at the Annual Meeting, stockholders will have the right to request that we call special meetings of stockholders at 25% ownership threshold Board Governance Annual election of directors Majority voting in director elections Single class of outstanding voting stock Director nominees 80% independent Robust Lead Independent Director role Regular director succession planning and paced Board refreshment, including four new directors appointed within last 18 months Continuous executive succession planning and leadership development Annual Board/Committee evaluations and individual director feedback process Mandatory director retirement policy at age 72 with no exemptions or waivers allowed or granted Best practice Governance Guidelines Strong Board and Committee governance Direct access to management and experts Executive Compensation 87% of CEO annualized target TDC tied to company performance Rigorous stock ownership policy; requires CEO and Executive Chairman each to own 6x respective base salary, 50%+ of which must be vested shares; does not count unvested PUs or stock options and counts 50% of unvested MSUs Double-trigger equity vesting requires termination of employment after change of control YE 2023 three-year average burn rate of 0.50%, in line with 50th percentile of S&P 500 companies Compensation clawback policy for executive officers in event of accounting restatement; additional clawback policy applies to all AIP and LTI recipients Independent compensation consultant serves at direction of Compensation Committee Annual Compensation Committee evaluation and charter review Periodic strategic review of compensation program and assessment of compensation program features that mitigate excessive risk-taking Releases from liability and restrictive covenants for departing executives Compensation Committee review of NEO tally sheets reflecting all compensation components

Appendix A: Financial and Sustainability Highlights

Net Cash Provided by Operating Activities Adjusted Free Cash Flow* Reported EPS Adjusted EPS* Net Sales Sales Change Ex. Currency* Drive outsized growth in high-value categories through market-driven innovation Lead at the intersection of the physical and digital Effectively allocate capital and relentlessly focus on productivity Grow profitably in our base businesses Sustainable Value Creation through Execution of Key Strategies Lead in an environmentally and socially responsible manner Well-positioned for continued GDP+ growth and strong returns ($M) ($M) * Sales change excluding the impact of currency (sales change ex. currency), adjusted EPS, and adjusted free cash flow are supplemental non-GAAP financial measures that we use internally and provide to assist investors in assessing our performance, operating trends and liquidity. These measures are defined, qualified and reconciled from generally accepted accounting principles in the United States of America (GAAP) in Appendix B.

Disciplined Capital Allocation Driving Long-Term Stockholder Value

Capital Allocation

- We have invested in our businesses to support organic growth and acquired companies that expand our capabilities in high-value product categories, increase our pace of innovation and advance our sustainability priorities; in 2023, we acquired Thermopatch, Lion Brothers, and Silver Crystal
- In 2023, we paid $256.7 million in dividends of $3.18 per share and repurchased 0.8 million shares of our common stock
- We raised our quarterly dividend rate by ~8% in April 2023
- Over the last five years, we have deployed over $2 billion to acquisitions (including venture investments) and returned over $2 billion to stockholders in dividends and share repurchases


($M)
Acquisitions
$6.5
$350.4
$1,477.6
$39.5
$224.9
2019
2020
2021
2022
2023


($M)
Dividends
$189.7
$196.8
$220.6
$238.9
$256.7
2019
2020
2021
2022
2023


($M)
Share Repurchases
$237.7
$104.3
$180.9
$379.5
$137.5
2019
2020
2021
2022
2023

Stockholder Value Creation

- Our TSR in 2023 was modestly below the TSR of the S&P 500 Index and the S&P 500 Industrials Index and modestly above the Dow Jones U.S. Container & Packaging Index
- We believe that our longer-term TSR is a more meaningful measure than our one-year TSR, which can be impacted by short-term market volatility unrelated to our performance
- Our five-year cumulative TSR significantly outperformed all three of these comparator groups


5-Year Cumulative TSR
160%
120%
80%
40%
0%
145%
107%
94%
53%
2018 2019 2020 2021 2022 2023
AVY
S&P 500 Index
S&P 500 Industrials Index
Dow Jones U.S. Container & Packaging Index

1-, 3- and 5-Year TSR

	AVY	S&P 500 Index	S&P 500 Industrials Index	Dow Jones U.S. Container & Packaging Index
2019	49%	31%	29%	29%
2020	21%	18%	11%	21%
2021	41%	29%	21%	11%
2022	(15)%	(18)%	(5)%	(18)%
2023	14%	26%	18%	8%
3-Year TSR	37%	33%	35%	(2)%
5-Year TSR	145%	107%	94%	53%

Spring 2024 Proxy Season Stockholder Engagement

AVERY DENNISON 12

2025 Goals 2023 Results 70% of revenues from sustainability-driven products 64% Solutions Group (Apparel Solutions only) 67% Material Group (Label and Graphic Materials only) 3% absolute GHG reduction every year (26% cumulative by 2025)(1) 63% cumulative GHG emissions reduction(1) 100% certified paper 70% Forest Stewardship Council (FSC)-certified face paper 96% certified 79% FSC-certified face paper 95% landfill-free 75% waste recycled 93% landfill-free(1) 64% recycled(1) 70% of films we buy conform to, or enable end products to conform to, our environmental and social guiding principles 70% of chemicals we buy conform to, or enable end products to conform to, our environmental and social guiding principles 97% of films 96% of chemicals 40% women in manager level and above 36% (from 32%) Maintain world-class safety and employee engagement scores 0.22 Recordable Incident Rate (RIR) (from 0.31) 80% engagement (from 80%)(2) Publicly commit to goals/report progress Continued enhancing sustainability transparency with more comprehensive reporting Progress Against 2025 and 2030 Sustainability Goals In 2021, we reframed our 2025 sustainability goals into three broader goals that we are aiming to achieve by 2030, which prioritize the most relevant environmental and social challenges facing our company and stakeholders (1) Goal progress is reported through Q3 2023. (2) In 2023, we utilized a new partner, process and platform, and more than doubled the questions asked. As such, 2023 reflects a new baseline from which we will measure our progress going forward. (3) Our 30% reduction by 2030 goal covers our purchased goods and services (GHGP category 1) and end-of-life treatment of sold products (GHGP category 12), as aligned with our SBTi target. Prior-year scope 3 calculations are available in our most recent CDP Climate response. 2030 Goals 2023 Results Satisfy the recycling, composting or reuse requirements of all single-use consumer packaging and apparel with our products and solutions Solutions Group: 100% of core product categories will meet our Sustainable ADvantageTM standard Materials Group: 100% of standard label products will contain recycled or renewable content; all regions have labels that enable circularity of plastics 75% Solutions Group (Apparel Solutions only) 61% Material Group (Label and Graphic Materials only) Reduce our Scope 1 and 2 GHG emissions by 70% from our 2015 baseline; work with our supply chain to reduce our 2018 baseline Scope 3 GHG emissions by 30%(3), with an ambition of net zero by 2050 63% Scope 1 and 2(1) Source 100% of paper fiber from certified sources focused on a deforestation-free future 96% certified Divert 95% of waste away from landfills, with a minimum of 80% of our waste recycled and the remainder either reused, composted or sent to energy recovery 89% landfill-free(1) 64% recycled(1) Deliver a 15% increase in water efficiency at our sites that are located in high risk countries as identified in the World Resources Institute Aqueduct Tool 9%(1) Foster an engaged team and inclusive workplace: Inclusion index: 85% Employee engagement: 82% Females in manager level or above positions: 40% Safety: 0.2 RIR 76% (N/A in 2015)(2) 80% (from 80%)(2) 36% (from 32%) 0.22 RIR (from 0.31) Support employee participation in Avery Dennison Foundation grants and foster the well-being of local communities 85% of countries in which we operate receive ADF grants 50% of all ADF grants incorporate volunteerism Made ADF grants in 72% of countries in which we operate 95% of grants incorporated employee volunteerism Our website at esg.averydennison.com provides an overview of our sustainability strategies and downloadable reports, policies and indices, including our 2023 Integrated Report and March 2024 ESG Download.

Appendix B: Reconciliation of Non-GAAP Financial Measures from GAAP

Use of Non-GAAP Financial Measures We report our financial results in conformity with accounting principles generally accepted in the United States of America, or GAAP, and also communicate with investors using certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP financial measures. These non-GAAP financial measures are intended to supplement the presentation of our financial results prepared in accordance with GAAP. We use these non-GAAP financial measures internally to evaluate trends in our underlying performance, as well as to facilitate comparison to the results of competitors for quarters and year-to-date periods, as applicable. Based on feedback from investors and financial analysts, we believe that the supplemental non-GAAP financial measures we provide are also useful to their assessments of our performance and operating trends, as well as liquidity. Our non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP financial measures, may make it more difficult to assess our underlying performance in a single period. By excluding the accounting effects, positive or negative, of certain items (e.g., restructuring charges, outcomes of certain legal proceedings, certain effects of strategic transactions and related costs, losses from debt extinguishments, gains or losses from curtailment or settlement of pension obligations, gains or losses on sales of certain assets, gains or losses on venture investments, currency adjustments due to highly inflationary economies, and other items), we believe that we are providing meaningful supplemental information that facilitates an understanding of our core operating results and liquidity measures. While some of the items we exclude from GAAP financial measures recur, they tend to be disparate in amount, frequency or timing. We use the following non-GAAP financial measures in this presentation: • Sales change ex. currency refers to the increase or decrease in net sales, excluding the estimated impact of foreign currency translation; the reclassification of sales between segments; where applicable, an extra week in our fiscal year and the calendar shift resulting from the extra week in the prior fiscal year; and currency adjustments for transitional reporting of highly inflationary economies. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior-period results translated at current period average exchange rates to exclude the effect of foreign currency fluctuations. • Organic sales change refers to sales change ex. currency, excluding the estimated impact of acquisitions and product line divestitures. We believe that sales change ex. currency and organic sales change assist investors in evaluating the sales change from the ongoing activities of our businesses and enhance their ability to evaluate our results from period to period. • Adjusted net income per common share, assuming dilution (adjusted EPS), refers to adjusted net income divided by the weighted average number of common shares outstanding, assuming dilution. Adjusted net income is income before taxes, tax-effected at the adjusted tax rate, and adjusted for tax-effected restructuring charges and other items. Adjusted tax rate is the full-year GAAP tax rate, adjusted to exclude certain unusual or infrequent events that are expected to significantly impact that rate, such as effects of certain discrete tax planning actions, impacts related to enactments of comprehensive tax law changes, and other items. We believe that adjusted EPS assists investors in understanding our core operating trends and comparing our results with those of our competitors. • Adjusted free cash flow refers to cash flow provided by operating activities, less payments for property, plant and equipment, software and other deferred charges, plus proceeds from company-owned life insurance policies, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from insurance and sales (purchases) of investments. Where applicable, adjusted free cash flow is also adjusted for certain acquisition-related transaction costs. We believe that adjusted free cash flow assists investors by showing the amount of cash we have available for debt reductions, dividends, share repurchases, and acquisitions.

Reconciliation of Non-GAAP Financial Measures from GAAP

Reconciliation of Non-GAAP Financial Measures from GAAP

Reconciliation of Non-GAAP Financial Measures from GAAP

© 2024 Avery Dennison Corporation. All rights reserved. Avery Dennison and all other Avery Dennison brands, product names and codes are trademarks of Avery Dennison Corporation. All other brands or product names are trademarks of their respective owners. Fortune 500® is a trademark of Time, Inc. Branding and other information on any samples depicted is fictitious. Any resemblance to actual names is purely coincidental.